UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2018 (March 21, 2018)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

B1, Business Park Terre Bonne,

Route de Crassier 13,

1262 Eysins, Switzerland

(Address of Principal Executive Offices) (Zip Code)

011-41-22-716-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

On March 26, 2018, Quotient Limited (the “Company”) announced that, in connection with Paul Cowan’s retirement, Mr. Cowan has resigned from his positions with the Company, including as chief executive officer and as a director, on March 21, 2018. The Company and Mr. Cowan expect to enter into an agreement pursuant to which, among other things, Mr. Cowan will provide ad-hoc advisory services to the Company. Mr. Cowan’s decision to retire from the Company is not a result of any disagreement with other members of the Company’s Board of Directors (the “Board”).

Also on March 26, 2018, the Company announced that Franz Walt, who is a member of the Board, was appointed on March 21, 2018 to serve as the Company’s interim Chief Executive Officer, pending the results of a search being conducted by the Company for a long-term Chief Executive Officer. The Company also announced that Heino von Prondzynski, a member of the Board and the Company’s Lead Independent Director, was appointed on March 21, 2018 to serve as the Chairman of the Board.

Mr. Walt’s biographical information is set forth in the Company’s current report on Form 8-K filed on February 21, 2018 (the “February 21 8-K”), and Mr. von Prondzynski’s biographical information is set forth in the Company’s definitive proxy statement filed on July 26, 2017 (the “2017 Proxy Statement”). That information is incorporated by reference into this report.

Relationships or related transactions between Mr. Walt and the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K are incorporated herein by reference to the information on that topic set forth in the February 21 8-K. Relationships or related transactions between Mr. von Prondzynski and the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K are incorporated herein by reference to the information on that topic set forth in the 2017 Proxy Statement. There are no family relationships between either Mr. Walt or Mr. von Prondzynski and any of the Company’s other directors or executive officers.

The Company expects to enter into a definitive agreement with Mr. Walt regarding the terms on which he will serve as interim Chief Executive Officer.

The Company issued a press release regarding these matters that is attached as an exhibit.

Item 9.01. Financial Statements and Exhibits.

The following is a list of exhibits filed as part of this Current Report on Form 8-K:

Exhibit 99.1	Press Release, dated March 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOTIENT LIMITED

By:	/s/ Christopher Lindop
Christopher Lindop
Chief Financial Officer

Dated: March 26, 2018